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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                             ____________________


                                   FORM 8-K

                             ____________________


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                Date of Report
                               February 23, 2000


                             NUEVO ENERGY COMPANY
            (Exact name of registrant as specified in its charter)

         DELAWARE                          0-10537                76-0304436
(State or other jurisdiction of    (Commission File Number)      (I.R.S. Employer
Incorporation or organization)                                IdIdentification Number)
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                             1021 Main, Suite 2100
                             HOUSTON, TEXAS 77002
                   (Address of principal executive offices)


                                (713) 652-0706
              (Registrant's telephone number, including are code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Not applicable


ITEM 5. OTHER EVENTS

     Nuevo Energy Company announced that it entered into a contract to sell its California crude oil to Tosco Corporation for 15 years at prices tied to NYMEX crude oil in the press release attached as Exhibit 99.1 (see Item 7).


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     Not applicable


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

          10. Material Contracts

              10.1 Crude Oil Purchase Agreement dated February 4, 2000 between
                   Nuevo Energy Company and Tosco Corporation.

     EX-99.1  Press Release dated February 7, 2000


ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable


ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     Not applicable
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NUEVO ENERGY COMPANY

February 23, 2000                            By: /s/ Robert M. King
                                                 ------------------
                                             Robert M. King
                                             Senior Vice President & Chief
                                             Financial Officer